UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Emergent BioSolutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 27, 2026, Emergent BioSolutions Inc. published the following information on LinkedIn and X.

LinkedIn/X

April 27, 2026

Join us Wednesday at 9:00 a.m. Eastern Time for Emergent’s virtual annual meeting of stockholders via this link: www.virtualshareholdermeeting.com/EBS2026.